DEATH BENEFIT OPTION 1

Development of Policy Value

----------------------------------------------------------------------------------------------------------------------------------

 (A)  Policy Value at the End of Year 4, Month 12                                    $ 8,882.43

 (B)  Plus Premium Paid in Year 5                                                      3,250.00

 (C)  Minus Premium Load                                                                 203.13
      [(3.00% + 1.25% + 2.00%) * $3,250]1
                                                                               -----------------

 (D)  Policy Value at the Beginning of Year 5, Month 1                              $ 11,929.30
      [ A + B - C ]

 (E)  Minus COI Charges                                                                   89.84
      (Net Amount of Risk2 divided by 1,000) times COI rate

 (F)  Minus Monthly Administrative Charge 10.00

 (G)  Minus Asset Based Charge 5.16 [ A * ((1+0.007)^(1/12)-1) ]

 (H)  Plus Investment Return ( 5.10%)3 49.12 [ ( D - E - F - G ) *
      ((1+0.0510)^(1/12)-1) ]
                                                                               -----------------

 (I)  Policy Value at the End of Year 5, Month 1                                    $ 11,873.42
      [ D - E - F - G + H ]


-------------------------------------------------------------------------------

1    (Sales Load + DAC Tax + Premium Tax) times Premium
2 [Death Benefit at Beginning of Month divided by NAR factor (1.03^1/12)] less Cash Value at Beginning of Month
3    Hypothetical   Gross  Investment  Return  of  6.00%  less  the  Investement
     Management Fee of 0.90% equals Net Investment Return of 5.10%




Development of Surrender Value

------------------------------------------------------------------------------------------------

 (J)  Policy Value at the End of Year 5, Month 1                                    $ 11,873.42

 (K)  Less Surrender Charge 4,845.75 (see calculation below)
                                                                               -----------------

 (L)  Surrender Value at the End of Year 5, Month 1                                  $ 7,027.67
      [ J - K ]




Calculation of Surrender Charge

 (1)  Target Premium factor                                                             $ 14.91

 (2)  Surrender Charge Multiplier for Year 5                                               1.30

 (3)  Face Amount                                                                    250,000.00

 (4)  Surrender Charge Percentage                                                          100%
                                                                               -----------------

 (5)  Surrender Charge                                                               $ 4,845.75
      [ 1 * (3 / 1,000) * 2 * 4 ]




Development of Death Benefit

------------------------------------------------------------------------------------------------

 (M)  Policy Value at the End of Year 5, Month 1                                    $ 11,873.42

 (N) Applicable Percentage 1.91
                                                                               -----------------

 (O)  Minimum Death Benefit                                                         $ 22,678.23
      [ M * N ]

 (P)  Death Benefit 250,000.00
                                                                               -----------------

 (Q)  Death Benefit at the End of Year 5, Month 1                                  $ 250,000.00
      [ Maximum of O and P ]



Monthly Progression of Year 5 Values

--------------------------------------------------------------------------------------------------------------------------------


                    End of                                       Beginning                Monthly       Asset           End of
               Prior Month         Premium       Premium          of Month        COI       Admin       Based            Month
  Month       Policy Value            Paid          Load      Policy Value     Charge      Charge      Charge     Policy Value
--------------------------------------------------------------------------------------------------------------------------------
    1           $ 8,882.43      $ 3,250.00      $ 203.13       $ 11,929.30     $89.84      $10.00      $ 5.16      $ 11,873.42
    2            11,873.42               -             -         11,873.42      89.86       10.00        6.90        11,815.54
    3            11,815.54               -             -         11,815.54      89.88       10.00        6.86        11,757.44
    4            11,757.44               -             -         11,757.44      89.90       10.00        6.83        11,699.10
    5            11,699.10               -             -         11,699.10      89.92       10.00        6.80        11,640.53
    6            11,640.53               -             -         11,640.53      89.95       10.00        6.76        11,581.73
    7            11,581.73               -             -         11,581.73      89.97       10.00        6.73        11,522.69
    8            11,522.69               -             -         11,522.69      89.99       10.00        6.69        11,463.43
    9            11,463.43               -             -         11,463.43      90.01       10.00        6.66        11,403.93
   10            11,403.93               -             -         11,403.93      90.04       10.00        6.63        11,344.19
   11            11,344.19               -             -         11,344.19      90.06       10.00        6.59        11,284.22
   12            11,284.22               -             -         11,284.22      90.08       10.00        6.56        11,224.01


------------------------------------------------------------------

                             End of                        End of
                              Month                         Month
                  Face        Death      Surrender      Surrender
  Month         Amount      Benefit         Charge          Value
------------------------------------------------------------------
    1         $250,000     $250,000      $4,845.75      $7,027.67
    2          250,000      250,000       4,845.75       6,969.79
    3          250,000      250,000       4,845.75       6,911.69
    4          250,000      250,000       4,845.75       6,853.35
    5          250,000      250,000       4,845.75       6,794.78
    6          250,000      250,000       4,845.75       6,735.98
    7          250,000      250,000       4,845.75       6,676.94
    8          250,000      250,000       4,845.75       6,617.68
    9          250,000      250,000       4,845.75       6,558.18
   10          250,000      250,000       4,845.75       6,498.44
   11          250,000      250,000       4,845.75       6,438.47
   12          250,000      250,000       4,845.75       6,378.26




DEATH BENEFIT OPTION 2


Development of Policy Value

----------------------------------------------------------------------------------------------------------------------------------

 (A)  Policy Value at the End of Year 4, Month 12                                    $ 8,784.86

 (B)  Plus Premium Paid in Year 5                                                      3,250.00

 (C)  Minus Premium Load                                                                 203.13
      [(3.00% + 1.25% + 2.00%) * $3,250]1
                                                                               -----------------

 (D)  Policy Value at the Beginning of Year 5, Month 1                              $ 11,831.73
      [ A + B - C ]

 (E)  Minus COI Charges                                                                   94.34
      (Net Amount of Risk2 divided by 1,000) times COI rate

 (F)  Minus Monthly Administrative Charge 10.00

 (G)  Minus Asset Based Charge 5.10 [ A * ((1+0.007)^(1/12)-1) ]

 (H)  Plus Investment Return ( 5.10%)3 48.69 [ ( D - E - F - G ) *
      ((1+0.0510)^(1/12)-1) ]
                                                                               -----------------

 (I)  Policy Value at the End of Year 5, Month 1                                    $ 11,770.98
      [ D - E - F - G + H ]


-------------------------------------------------------------------------------

1    (Sales Load + DAC Tax + Premium Tax) times Premium
2 [Death Benefit at Beginning of Month divided by NAR factor (1.03^1/12)] less Cash Value at Beginning of Month
3    Hypothetical   Gross  Investment  Return  of  6.00%  less  the  Investement
     Management Fee of 0.90% equals Net Investment Return of 5.10%




Development of Surrender Value

------------------------------------------------------------------------------------------------

 (J)  Policy Value at the End of Year 5, Month 1                                    $ 11,770.98

 (K)  Less Surrender Charge 4,845.75 (see calculation below)
                                                                               -----------------

 (L)  Surrender Value at the End of Year 5, Month 1                                  $ 6,925.23
      [ J - K ]




Calculation of Surrender Charge

 (1)  Target Premium factor                                                             $ 14.91

 (2)  Surrender Charge Multiplier for Year 5                                               1.30

 (3)  Face Amount                                                                    250,000.00

 (4)  Surrender Charge Percentage                                                          100%
                                                                               -----------------

 (5)  Surrender Charge                                                               $ 4,845.75
      [ 1 * (3 / 1,000) * 2 * 4 ]




Development of Death Benefit

------------------------------------------------------------------------------------------------

 (M)  Policy Value at the End of Year 5, Month 1                                    $ 11,770.98

 (N) Applicable Percentage 1.91
                                                                               -----------------

 (O)  Minimum Death Benefit                                                         $ 22,482.57
      [ M * N ]

 (P)  Death Benefit 261,770.98 [Face Amount + Policy Value]
                                                                               -----------------

 (Q)  Death Benefit at the End of Year 5, Month 1                                  $ 261,770.98
      [ Maximum of O and P ]





Monthly Progression of Year 5 Values

--------------------------------------------------------------------------------------------------------------------------------


                    End of                                       Beginning                Monthly       Asset           End of
               Prior Month         Premium       Premium          of Month        COI       Admin       Based            Month
  Month       Policy Value            Paid          Load      Policy Value     Charge      Charge      Charge     Policy Value
--------------------------------------------------------------------------------------------------------------------------------
    1           $ 8,784.86      $ 3,250.00      $ 203.13       $ 11,831.73     $94.34      $10.00      $ 5.10      $ 11,770.98
    2            11,770.98               -             -         11,770.98      94.34       10.00        6.84        11,708.23
    3            11,708.23               -             -         11,708.23      94.34       10.00        6.80        11,645.26
    4            11,645.26               -             -         11,645.26      94.34       10.00        6.77        11,582.06
    5            11,582.06               -             -         11,582.06      94.34       10.00        6.73        11,518.64
    6            11,518.64               -             -         11,518.64      94.34       10.00        6.69        11,454.99
    7            11,454.99               -             -         11,454.99      94.34       10.00        6.66        11,391.11
    8            11,391.11               -             -         11,391.11      94.34       10.00        6.62        11,327.01
    9            11,327.01               -             -         11,327.01      94.34       10.00        6.58        11,262.68
   10            11,262.68               -             -         11,262.68      94.34       10.00        6.54        11,198.12
   11            11,198.12               -             -         11,198.12      94.34       10.00        6.51        11,133.32
   12            11,133.32               -             -         11,133.32      94.34       10.00        6.47        11,068.30


-----------------------------------------------------------------

                            End of                        End of
                             Month                         Month
                 Face        Death      Surrender      Surrender
  Month        Amount      Benefit         Charge          Value
-----------------------------------------------------------------
    1        $250,000     $261,771      $4,845.75      $6,925.23
    2         250,000      261,708       4,845.75       6,862.48
    3         250,000      261,645       4,845.75       6,799.51
    4         250,000      261,582       4,845.75       6,736.31
    5         250,000      261,519       4,845.75       6,672.89
    6         250,000      261,455       4,845.75       6,609.24
    7         250,000      261,391       4,845.75       6,545.36
    8         250,000      261,327       4,845.75       6,481.26
    9         250,000      261,263       4,845.75       6,416.93
   10         250,000      261,198       4,845.75       6,352.37
   11         250,000      261,133       4,845.75       6,287.57
   12         250,000      261,068       4,845.75       6,222.55






DEATH BENEFIT OPTION 3

Development of Policy Value

----------------------------------------------------------------------------------------------------------------------------------

 (A)  Policy Value at the End of Year 4, Month 12                                    $ 8,747.20

 (B)  Plus Premium Paid in Year 5                                                      3,250.00

 (C)  Minus Premium Load                                                                 203.13
      [(3.00% + 1.25% + 2.00%) * $3,250]1
                                                                               -----------------

 (D)  Policy Value at the Beginning of Year 5, Month 1                              $ 11,794.07
      [ A + B - C ]

 (E)  Minus COI Charges                                                                   96.02
      (Net Amount of Risk2 divided by 1,000) times COI rate

 (F)  Minus Monthly Administrative Charge 10.00

 (G)  Minus Asset Based Charge 5.08 [ A * ((1+0.007)^(1/12)-1) ]

 (H)  Plus Investment Return ( 5.10%)3 48.53 [ ( D - E - F - G ) *
      ((1+0.0510)^(1/12)-1) ]
                                                                               -----------------

 (I)  Policy Value at the End of Year 5, Month 1                                    $ 11,731.50
      [ D - E - F - G + H ]


-------------------------------------------------------------------------------

1    (Sales Load + DAC Tax + Premium Tax) times Premium
2 [Death Benefit at Beginning of Month divided by NAR factor (1.03^1/12)] less Cash Value at Beginning of Month
3    Hypothetical   Gross  Investment  Return  of  6.00%  less  the  Investement
     Management Fee of 0.90% equals Net Investment Return of 5.10%



Development of Surrender Value

------------------------------------------------------------------------------------------------

 (J)  Policy Value at the End of Year 5, Month 1                                    $ 11,731.50

 (K)  Less Surrender Charge 4,845.75 (see calculation below)
                                                                               -----------------

 (L)  Surrender Value at the End of Year 5, Month 1                                  $ 6,885.75
      [ J - K ]




Calculation of Surrender Charge

 (1)  Target Premium factor                                                             $ 14.91

 (2)  Surrender Charge Multiplier for Year 5                                               1.30

 (3)  Face Amount                                                                    250,000.00

 (4)  Surrender Charge Percentage                                                          100%
                                                                               -----------------

 (5)  Surrender Charge                                                               $ 4,845.75
      [ 1 * (3 / 1,000) * 2 * 4 ]




Development of Death Benefit

------------------------------------------------------------------------------------------------

 (M)  Policy Value at the End of Year 5, Month 1                                    $ 11,731.50

 (N) Applicable Percentage 1.91
                                                                               -----------------

 (O)  Minimum Death Benefit                                                         $ 22,407.17
      [ M * N ]

 (P)  Death Benefit 266,250.00 [Face Amount + Accumulated Premiums]
                                                                               -----------------

 (Q)  Death Benefit at the End of Year 5, Month 1                                  $ 266,250.00
      [ Maximum of O and P ]



Monthly Progression of Year 5 Values

---------------------------------------------------------------------------------------------------------------------------------


                    End of                                       Beginning                Monthly       Asset           End of
               Prior Month         Premium       Premium          of Month        COI       Admin       Based            Month
  Month       Policy Value            Paid          Load      Policy Value     Charge      Charge      Charge     Policy Value
---------------------------------------------------------------------------------------------------------------------------------
    1           $ 8,747.20      $ 3,250.00      $ 203.13       $ 11,794.07     $96.02      $10.00      $ 5.08      $ 11,731.50
    2            11,731.50               -             -         11,731.50      96.04       10.00        6.82        11,666.90
    3            11,666.90               -             -         11,666.90      96.07       10.00        6.78        11,602.04
    4            11,602.04               -             -         11,602.04      96.09       10.00        6.74        11,536.93
    5            11,536.93               -             -         11,536.93      96.12       10.00        6.70        11,471.56
    6            11,471.56               -             -         11,471.56      96.14       10.00        6.66        11,405.94
    7            11,405.94               -             -         11,405.94      96.17       10.00        6.63        11,340.05
    8            11,340.05               -             -         11,340.05      96.19       10.00        6.59        11,273.91
    9            11,273.91               -             -         11,273.91      96.22       10.00        6.55        11,207.50
   10            11,207.50               -             -         11,207.50      96.24       10.00        6.51        11,140.84
   11            11,140.84               -             -         11,140.84      96.27       10.00        6.47        11,073.91
   12            11,073.91               -             -         11,073.91      96.29       10.00        6.43        11,006.72

----------------------------------------------------------------

                           End of                        End of
                            Month                         Month
                Face        Death      Surrender      Surrender
  Month       Amount      Benefit         Charge          Value
----------------------------------------------------------------
    1       $250,000     $266,250      $4,845.75      $6,885.75
    2        250,000      266,250       4,845.75       6,821.15
    3        250,000      266,250       4,845.75       6,756.29
    4        250,000      266,250       4,845.75       6,691.18
    5        250,000      266,250       4,845.75       6,625.81
    6        250,000      266,250       4,845.75       6,560.19
    7        250,000      266,250       4,845.75       6,494.30
    8        250,000      266,250       4,845.75       6,428.16
    9        250,000      266,250       4,845.75       6,361.75
   10        250,000      266,250       4,845.75       6,295.09
   11        250,000      266,250       4,845.75       6,228.16
   12        250,000      266,250       4,845.75       6,160.97